UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2007

SUPERIOR ESSEX INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50514	20-0282396

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

150 Interstate North Parkway, Atlanta, Georgia 30339

(Address of principal executive offices) (Zip Code)

(770) 657-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 28, 2007, the Company announced that its Board of Directors has authorized a $20 million share repurchase program, which will occur through open market purchase at times and prices considered attractive.  The share repurchases are pursuant to a 10b5-1 trading plan which will terminate, unless extended, on February 15, 2008.  A copy of the press release announcing the new repurchase program is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a)                                   Not applicable.

(b)                                  Not applicable.

(c)                                   Not applicable.

(d)                                  Exhibits:

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Press release dated November 28, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ESSEX INC.

Date: November 30, 2007	By:	/s/ David S. Aldridge
David S. Aldridge
Executive Vice President, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Press release dated November 28, 2007